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                                                                    EXHIBIT 99.2
                             AGREEMENT TO ENTER INTO
             ASSIGNMENT AND ASSUMPTION OF UNIT TWO CONTRACT OF SALE

         This AGREEMENT TO ENTER INTO ASSIGNMENT AND ASSUMPTION OF UNIT TWO CONTRACT OF SALE (this "AGREEMENT") is made and entered into as of the 6th day of February, 2001, by and between DAI-ICHI LIFE INVESTMENT PROPERTIES, INC., a Delaware corporation (the "ASSIGNOR"), and SKYLINE HOLDINGS II LLC, a Delaware limited liability company ("ASSIGNEE").

                               W I T N E S S E T H

                  WHEREAS, the premises described in EXHIBIT A, together with the improvements erected thereon (collectively, "CITIGROUP CENTER") are subject to condominium form of ownership pursuant to the terms of that certain Amended and Restated Declaration of Condominium dated as of August 22, 2000 (the "CONDOMINIUM DECLARATION"; and the condominium created thereby, the "CITIGROUP CENTER CONDOMINIUM");

                  WHEREAS, Assignor, Citibank, N.A. ("SELLER"), and St. Peter's Lutheran Church of Manhattan are the owners of the fee title interest in and to the condominium units in the Citigroup Center created pursuant to the Condominium Declaration;

                  WHEREAS, Seller is the fee owner of the premises described in EXHIBIT B, together with the improvements erected thereon and referred to as "CITIGROUP CENTER OFFICE UNIT TWO" in the Condominium Declaration (the "UNIT");

                  WHEREAS, Seller, as seller, and Assignor, as purchaser, executed a Contract of Sale, dated as of November 22, 2000 (which, together with all modifications, amendments and assignments thereto or thereof, is hereinafter referred to collectively as the "CONTRACT OF SALE"), a copy of which is attached hereto as EXHIBIT C, pursuant to which Seller has agreed to sell its fee interest in the Unit, to Assignor, or Assignor's assignee, upon the terms and conditions set forth therein;

                  WHEREAS, Assignor and Assignee desire that, among other things, Assignee shall acquire from Assignor all of Assignor's rights to purchase the Unit pursuant to and under the Contract of Sale, and that Assignee shall assume certain liabilities and obligations from Assignor, including Assignor's liabilities and obligations under the Contract of Sale;

                  WHEREAS, in furtherance of such acquisition, it is the intent of the parties hereto that Assignor shall convey its interest in Citigroup Center Office Unit One (as defined in the Unit One Contract) to an affiliate of Assignee (the "UNIT ONE SALE") pursuant to that certain Contract of Sale dated as of the date hereof (the "UNIT ONE CONTRACT") between Assignor, as Seller, and Skyline Holdings LLC ("ASSIGNEE'S AFFILIATE"), as Purchaser, subject to the terms and conditions set forth therein;

                  WHEREAS, Assignor desires to assign the Contract of Sale to Assignee simultaneously with the Unit One Sale, and Assignee desires to accept the assignment of the
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Contract of Sale from Assignor, to assume and be bound by all of the terms, conditions, provisions, obligations, covenants and duties of Assignor under the Contract of Sale, from and after the Closing Date (as defined in the Contract of Sale) and to take title to the Unit pursuant to and upon the terms and conditions of the Contract of Sale on the Closing Date; and

                  WHEREAS, the parties hereto are desirous of setting forth their respective rights and obligations with respect to the transactions contemplated by this Agreement,

                  NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated into the operative provisions of this Agreement by this reference, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, it is agreed as follows:

1. Assignor and Assignee hereby agree to enter into a certain Unit Two Contract Assignment and Assumption Agreement with respect to the Contract of Sale (the "Assignment") substantially in the form of EXHIBIT D on the Closing Date.

2. Each of Assignor's and Assignee's obligation to enter into the Assignment shall be conditioned upon (a) the payment to Assignor of the sum of $20,000,000.00, (b) the simultaneous closing of the transaction contemplated in the Contract of Sale on the Closing Date including the payment of the purchase price as set forth therein by Assignee to the Exchange Intermediary (as defined in the Contract of Sale), (c) the simultaneous closing of the Unit One Sale on the Closing Date pursuant to the terms of the Unit One Contract (PROVIDED THAT the failure of Assignee's Affiliate to perform thereunder shall not excuse Assignee's performance hereunder or otherwise form the basis of any claim by Assignee that there is a failure of a condition precedent to the Assignment or the transactions contemplated thereby), and (d) receipt of a consent to the Assignment by Seller, as required pursuant to Section 20(b) of the Contract of Sale.

3. (a) Assignor and Assignee each represents and warrants to the other that it has not dealt or negotiated with any broker with respect to the transactions contemplated by this Agreement other than Jones Lang LaSalle and LaSalle Investment Management, Inc. (collectively, "JLL") and Cooper-Horowitz, Inc. ("ASSIGNEE'S MORTGAGE BROKER"). Assignor shall pay all fees due to JLL in connection therewith pursuant to a separate agreement and Assignee shall pay all fees due to Assignee's Mortgage Broker pursuant to a separate agreement. Each of Assignor and Assignee shall indemnify, defend and hold the other party harmless, from and against any and all loss, cost, damage, claim, liability and expense (including, without limitation, reasonable attorneys' fees) resulting from a breach of its foregoing representation, warranty and covenant.

         (b) Assignee shall be responsible for the payment of all professionals and advisors retained by or on behalf of Assignee in connection with the transactions contemplated by this Agreement. Assignor shall be responsible for the payment of all professionals and advisors retained by Assignor in connection with the transactions contemplated by this Agreement.

         (c) The provisions of this SECTION 3 shall survive the transaction effectuated by the Assignment for a period without expiration.

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4.       (a) REPRESENTATIONS AND WARRANTIES BY ASSIGNOR. Assignor hereby represents, warrants and covenants to Assignee as of the date hereof that:

             (i) Assignor is a corporation, duly organized, validly existing under the laws of the State of Delaware;

             (ii) Assignor has the legal right, power and authority to enter into this Agreement and perform all of its obligations hereunder, and the execution and delivery of this Agreement and the performance by Assignor of its obligation hereunder, (x) has been duly authorized, and (y) will not conflict with, or result in a breach of, any of the terms, conditions and provisions of its organizational and governance documents or any law, statute, rule or regulation, or order, judgment, writ, injunction or decree of any court or governmental instrumentality, or any contract, agreement or instrument to which it is a party or by which it is bound, or to which it or any portion of its property is subject, and (z) will not require the consent, approval, authority or order of any court or governmental agency that has not been previously obtained in writing or delivered to Assignee;

             (iii) Assignor has not undertaken any Purchaser Consent Action (as defined in the Contract of Sale), except with respect to the termination of the retail lease dated as of May 15, 2000 with Tealuxe, Inc. and the surrender of the space leased in the Unit thereunder by Tealuxe, Inc., and Assignor will not take any other Purchaser Consent Action under the Contract of Sale without the prior consent of Assignee, PROVIDED THAT such consent shall not be unreasonably withheld and if Assignee fails to deliver its disapproval to Assignor within three (3) business days of the request for consent by Assignor, then Assignee shall be deemed to have granted such consent, AND FURTHER provided THAT Assignee hereby consents to Assignor taking a Purchaser Consent Action in respect of (x) the termination of the retail lease dated as of August 7, 1997 with Pretzel Express, Inc. and the surrender of the space leased in the Unit thereunder by Pretzel Express, Inc. (y) expansion by Cucina at Citicorp, Inc. (d/b/a Cucina
Too) or an affiliate thereof into the space to be vacated by Pretzel Express, Inc. and (z) a lease with Mrs. Fields Cookies, Inc. for approximately 308 rentable square feet in the retail portion of the Unit and approximately 200 square feet of storage space upon terms and conditions substantially similar to those in SCHEDULE 1;

             (iv) Assignor has delivered to Assignee copies of all written notices sent or delivered under the Contract of Sale as of the date hereof to Assignee or its counsel, Eric L. Goldberg, Esq., and will from and after the date hereof deliver to Assignee's counsel, Eric L. Goldberg, Esq., by fax or by e-mail or by any method permitted under SECTION 7, copies of all notices delivered or received by Assignor under the Contract of Sale within five (5) days of its delivery or receipt thereof, as applicable; -

             (v) Assignor has delivered a true and complete copy of the Contract of Sale to Assignee, the Contract of Sale is in full force and effect and the Contract of Sale has not been materially modified, amended or terminated, nor have any material provisions thereof been waived that would have an adverse effect on the value of the Unit, PROVIDED THAT Assignee acknowledges and agrees that (y) all Purchaser Consent Actions heretofore taken by Assignor and described in CLAUSE (iii) or to be taken from and after the date hereof and consented to by

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Assignee pursuant to CLAUSE (iii) and (z) modifications referred to or permitted pursuant to CLAUSE (vii), shall not be deemed to have violated the representations and warranties of this CLAUSE (v);

             (vi) Assignor has not, to its knowledge, approved or waived any Title Exceptions under the Contract of Sale, other than (y) Permitted Encumbrances (as defined in the Contract of Sale), and (z) subordination, nondisturbance and attornment agreements with tenants or subtenants of the Unit;

             (vii) Assignor will not, to its knowledge, materially modify or terminate the Contract of Sale without the written consent of Assignee, which consent shall not be unreasonably withheld or delayed, except that Assignor may
(y) cause the schedules and exhibits to the Contract of Sale to be modified and updated, PROVIDED THAT no such modification shall have an adverse effect on the value of the Unit (the parties acknowledging that all modifications that are (A) a result of a Purchaser Consent Action permitted by CLAUSE (iii), (B) necessary to eliminate certain items of personal property from the schedules of personalty to be transferred, or (C) necessary to add matters to the Schedule 11(a)(xviii)(1) thereof as set forth as SCHEDULE 2 and to add other matters as may arise between now and closing provided that the same do not have a material adverse affect on the value of the Unit) and (z) terminate the Contract of Sale after or in connection with a termination of the Unit One Contract;

             (viii) Assignor shall perform all of its obligations under the Other Agreement (as defined in the Contract of Sale) and shall not take any, or omit to take, any action that would have the effect of violating in any material respect any of the representations, warranties covenants and agreements of Assignor set forth in the Other Agreement;

             (ix) from the date hereof until the Closing, Assignor will cause the members designated by it to serve on the Board of Managers of the Citigroup Center Condominium not to take any material action without the approval of Assignee, which such approval shall not be unreasonably withheld or delayed, PROVIDED THAT Assignor shall not be obligated to obtain Assignee's approval if the failure of Assignor's member to take such action would result in the breach of Assignor's fiduciary duty to any third party, a breach under the Contract of Sale or a breach under any lease for space in Citigroup Center; and

             (x) from the date hereof until the Closing, Assignor will cause the members designated by it to serve on the Board of Managers of the Citigroup Center Condominium to oppose the creation, or the allowing or suffering to exist, of any Title Exceptions, except for Permitted Encumbrances (as defined in the Contract of Sale) and subordination, nondisturbance and attornment agreements with tenants or subtenants of the Unit.

         (b) REPRESENTATIONS AND WARRANTIES BY ASSIGNEE. Assignee hereby represents, warrants and covenants to Assignor as of the date hereof that:

             (i) Each of Assignee and Assignee's Affiliate is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Neither Citibank, N.A. nor any of its affiliates has any ownership or equity interest in Assignee or Assignee's Affiliate (other than as may result from a foreclosure or assignment in lieu of

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foreclosure following a default under any mezzanine financing provided by
Citibank, N.A. and structured as a loan). Allied Partners Inc. and/or members of the Hadar family (or trusts for the benefit of such family members) are now and at Closing (or following the Closing of the property for which the Unit and Unit One are being exchanged) will be affiliates of, and/or members of, entities that have an interest, directly or indirectly, in Assignee and Assignee's Affiliate;

             (ii) Assignee has the legal right, power and authority to enter into this Agreement and perform all of its obligations hereunder, and the execution and delivery of this Agreement and the performance by Assignee of its obligations hereunder, (x) has been duly authorized, and (y) will not conflict with, or result in a breach of, any of the terms, conditions and provisions of its organizational and governance documents or any law, statute, rule or regulation, or order, judgment, writ, injunction or decree of any court or governmental instrumentality, or any contract, agreement or instrument to which it is a party or by which it is bound, or to which it or any portion of its property is subject, and (z) will not require the consent, approval, authority or order of any court or governmental agency that has not been previously obtained in writing or delivered to Assignor; and

             (iii) this Agreement constitutes, and when duly executed and delivered by Assignee, any and all documents, instruments and agreements contemplated hereunder to be executed and delivered by Assignee will constitute, the valid and binding obligations of Assignee, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy laws and other laws or equitable principles affecting the rights of contracting parties generally.

5. Notwithstanding the foregoing, Assignee may terminate this Agreement if Citibank, N.A., as seller under the Contract of Sale, elects, pursuant to
Section 16(b) of the Contract of Sale, to delay the Closing (as defined in the Contract of Sale) beyond July 9, 2001 by providing Assignor with written notice of such termination within ten (10) business days of Assignee's receipt from Assignor of notice that the Closing has been so delayed.

6. Assignee shall not be responsible for real estate transfer taxes due in connection with the assignment to be effectuated by the Assignment pursuant to
Article 31 of the Tax Law of the State of New York (the "STATE TRANSFER TAX") and/or pursuant to Chapter 21, Title 11 of the Administrative Code of The City of New York. Assignor shall defend, indemnify and hold harmless Purchaser from and against any loss, costs, damage, claim, liability and expense (including reasonable attorneys' fees) that may be suffered or incurred by Assignee by reason of the failure of Assignor to pay the State Transfer Tax, if any, due pertaining to the assignment to be effectuated by the Assignment. Assignor and Assignee shall each execute and/or swear to returns or statements in connection with transfer taxes applicable to the assignment to be effectuated by the Assignment. The provisions of this SECTION 6 will survive the transaction to be effectuated by the Assignment.

7. All notices, demands, requests, approvals or other communications ("NOTICES") required to be given or that may be given hereunder shall be in writing and shall be given by personal delivery with receipt acknowledged or by United States registered or certified mail, return receipt

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requested, postage prepaid or by FedEx or other reputable national overnight courier service, and shall be deemed given when received or refused at the following addresses:

                  If to Assignor:

                           Dai-ichi Life Investment Properties, Inc.
                           399 Park Avenue, 24th Floor
                           New York, New York 10022
                           Attention:  Mr. Hitoshi Yamauchi
                                       Senior Vice President

                  With copies to:

                           O'Melveny & Myers LLP
                           One Citigroup Center
                           153 East 53rd Street
                           New York, New York 10022
                           Attention:  Jacqueline A. Weiss, Esq.

                  and

                           LaSalle Investment Management, Inc.
                           399 Park Avenue, 24th Floor
                           New York, New York 10022
                           Attention:  Ms. Kim G. Leshman

                  If to Assignee:

                           Skyline Holdings II LLC
                           c/o Allied Partners Incorporated
                           770 Lexington Avenue
                           New York, New York  10021
                           Attention: Mr. Eric D. Hadar

                  With copies to:

                           Olshan Grundman Frome Rosenzweig & Wolosky LLP 505 Park Avenue
                           New York, New York 10022
                           Attention: Eric L. Goldberg, Esq.

         Each party may designate a change of address (or additional or substitute parties for notice) by notice to the other party, given at least fifteen (15) days before such change of address is to become effective.

         Notwithstanding the foregoing, Assignor may deliver any notices required to be delivered under SECTION 4(a)(iv) in accordance with the requirements thereof.

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8.       This Agreement may be signed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

9. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment by their respective duly authorized representatives as of the date first above written.


                                                ASSIGNOR:

                                                DAI-ICHI LIFE INVESTMENT
                                                PROPERTIES, INC.



                                                By: /s/ HITOSHI YAMAUCHI
                                                    ----------------------------
                                                    Name:  Hitoshi Yamauchi
                                                    Title: Senior Vice President



                                                ASSIGNEE:

                                                SKYLINE HOLDINGS II LLC


                                                By: /s/ ERIC HADAR
                                                    ----------------------------
                                                    Name:  Eric Hadar
                                                    Title: Authorized Agent

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